Supplement to the
Fidelity Advisor Freedom Funds®
Class A, Class T, Class B and Class C
May 28, 2016
Prospectus

On or about July 13, 2017, Advisor M Class of Fidelity® Government Money Market Fund will replace Daily Money Class shares of Fidelity® funds as an exchange privilege for Class M (formerly Class T) shareholders.

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

The Board of Trustees of the Freedom Funds has approved, subject to shareholder approval, a new pricing structure for the funds that will reduce the overall expenses that Freedom Fund shareholders pay, relative to the funds’ expenses as of March 31, 2016, and provide for less fluctuation in fund expenses. Under the new structure, each Freedom Fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by the underlying funds in which the Freedom Funds invest will be eliminated. A meeting of shareholders of each Freedom Fund held on October 28, 2016, to vote on this proposal was adjourned to a later date to provide additional time for shareholders to vote. Shareholders of record on August 29, 2016, are entitled to vote at the adjourned meeting.

The proxy statement contains important information relating to the proposal. For a free copy of the proxy statement, please contact Fidelity at 1-877-208-0098. The proxy statement is available on the Securities and Exchange Commission's web site (www.sec.gov).

AFF-17-02 1.790697.154	May 5, 2017